Allen&Gledhill

ADVOCATES & SOLICITORS

Execution version

Dated                 2 5 SEP 2009

               TECH SEMICONDUCTOR SINGAPORE PTE. LTD.

as Borrower

and

            CITICORP INVESTMENT BANK (SINGAPORE) LIMITED

as Facility Agent

             AMENDMENT AGREEMENT

                          (being supplemental to the US$600,000,000 Facility Agreement dated 31 March 2008)

ALLEN & GLEDHILL LLP

ONE MARINA BOULEVARD #28-00 SINGAPORE 018989

                                                                                                                    -i-

This Amendment Agreement is made on  25 SEP 2009 between:

(1)           TECH Semiconductor Singapore Pte. Ltd. (company registration number: 199102059C)
    (the "Borrower"), as borrower; and

(2)           Citicorp Investment Bank (Singapore) Limited (the "Facility Agent"), as facility agent,

and is supplemental to a US$600,000,000 Facility Agreement dated 31 March 2008 (the "Original
Facility Agreement") made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V.,
Citibank, N.A., Singapore Branch/ Citigroup Global Markets Singapore Pte Ltd, DBS Bank Ltd and
Oversea-Chinese Banking Corporation Limited, together as original mandated lead arrangers, (3)
the Facility Agent, as facility agent, (4) ABN AMRO Bank N.V., Singapore Branch (the "Security
Trustee"), as security trustee, and (5) the Banks (as defined therein).

Whereas:

(A)         Pursuant to the Original Facility Agreement, the Banks agreed to grant to the Borrower a term loan facility of up to US$600,000,000, upon the terms and subject to the conditions of the Original Facility Agreement.

(B)         The Borrower has requested the Facility Agent, who has (upon the instructions of the
Instructing Group (as defined in the Original Facility Agreement)) agreed, on the terms and subject to the conditions of this Amendment Agreement, to amend and supplement the
Original Facility Agreement in the manner set out in this Amendment Agreement.

It is agreed as follows:

1.          Definitions and Interpretation

1.1        Definitions

Unless otherwise defined or construed in this Amendment Agreement and except where the context otherwise requires, all terms and references used in the Original Facility
Agreement shall have the same meaning and construction in this Amendment Agreement and, in addition:

"Effective Date" has the meaning given to it in Clause 4.1 (Conditions Precedent).

"Party" means a party to this Amendment Agreement.

"Supplemental Deed" means the Supplemental Deed relating to the Micron Corporate
Guarantee, dated on or about the date of this Amendment Agreement and entered into between Micron and the Security Trustee.

1.2       Headings

Unless otherwise stated, references to "Clauses" and the "Schedule" are to be construed as references to the clauses of, and the schedule to, this Amendment Agreement.

1

1.3           Third Party Rights

1.3.1        Other than the Finance Parties or as expressly provided to the contrary in this
Amendment Agreement, a person who is not a Party has no right under the
Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce or to enjoy the benefit of any term of this Amendment Agreement.

1.3.2        Notwithstanding any terms of this Amendment Agreement, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this Amendment Agreement.

2.          Incorporation

2.1          Preservation of the Original Facility Agreement

Except to the extent expressly amended by the provisions of this Amendment Agreement, the terms and conditions of the Original Facility Agreement are hereby confirmed and shall remain in full force and effect.

2.2           Agreement Supplemental

The Original Facility Agreement and this Amendment Agreement shall be read and construed as one document and this Amendment Agreement shall be considered to be part of the Original Facility Agreement and, without prejudice to the generality of the foregoing, where the context so allows, references in the Original Facility Agreement to
"this Agreement", howsoever expressed, shall be read and construed as references to the Original Facility Agreement as amended and supplemented by this Amendment
Agreement.

2.3          Designation as a Finance Document

Each Party acknowledges and agrees that each of this Amendment Agreement and the
Supplemental Deed is designated as a "Finance Document" within the meaning of that expression in the Original Facility Agreement.

3.             Amendments to the Original Facility Agreement

The Parties agree that, with effect from the Effective Date, the Original Facility Agreement shall be amended as follows:

3.1          by deleting Clause 17.1 (Financial Condition) of the Original Facility Agreement in its
entirety and substituting the same with the following new Clause 17.1 (Financial Condition):

"17.1       Financial Condition

The Borrower shall ensure that its financial condition shall be such that:

17.1.1    the ratio of its Net Debt to Equity, measured at the end of each quarter of its financial years and as evidenced by its then unaudited quarterly financial statements prepared in US dollars for that quarter, is:

-2--

(a)          for each quarter ending on or before 3 December 2009, no more than 0.8:1;

(b)          for the quarter ending on 4 March 2010, no more than 0.75:1;

(c)          for the quarter ending on 3 June 2010, no more than 0.7:1;

(d)          for the quarter ending on 2 September 2010, no more than 0.6:1;
    and

(e)          for each quarter ending on or after 3 September 2010, no more than 0.5:1.

17.1.2      its Liquidity Ratio, measured at the end of each quarter of its financial years and as evidenced by its then unaudited quarterly financial statements prepared in US dollars for that quarter, is:

(a)          for each quarter ending on or before 3 September 2009, at least
   1.2:1;

(b)         for the quarter ending on 3 December 2009, at least 1.7:1;

(c)         for the quarter ending on 4 March 2010, at least 1.6:1;

(d)         for the quarter ending on 3 June 2010, at least 1.5:1; and

(e)         for each quarter ending on or after 4 June 2010, at least 1.4:1;
  and

17.1.3      its DSCR, measured at the end of each quarter of its financial years and as evidenced by financial projections (prepared by the Borrower and delivered to the Facility Agent pursuant to Clause 16.4 (Compliance
Certificates)), is:

(a)           for each quarter ending on or before 3 September 2009, at least
    1.1:1;

(b)           for each quarter thereafter ending on or before 2 September
    2010, at least 1.5:1; and

(c)           for each quarter ending on or after 3 September 2010, at least
1.4:1."; and

3.2           by deleting Clause 18.13.2 of the Original Facility Agreement in its entirety and substituting the same with the following new Clause 18.13.2:

18.13.2                        If the conditions in Clause 2.4 of the Guarantee (as amended, varied, novated or supplemented from time to time including, without limitation, pursuant to the Supplemental Deed dated 25 September 2009 entered into between Micron and the Security Agent), have been satisfied, the
Security Trustee shall at the cost and request of the Borrower, discharge and release Micron from its obligations under the Micron Corporate
Guarantee (without prejudice to accrued obligations) provided that on or prior to such release and discharge by the Security Trustee, each of the

     Micron Security Documents and the Security created pursuant thereto has been released and discharged to the satisfaction of the Security Trustee.".

4.             Effective Date

4.1           Conditions Precedent

    The amendment of the Original Facility Agreement in accordance with Clause 3
    (Amendments to the Original Facility Agreement) shall take effect on and from the date
    (the "Effective Date") that the Facility Agent notifies the Borrower that the Facility Agent has received all of the documents and evidence listed in the Schedule (Conditions
    Precedent) in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower promptly upon being so satisfied.

4.2           Failure to satisfy Conditions Precedent

If the Facility Agent has not received all the documents and evidence referred to in Clause
4.1  (Conditions Precedent) by the close of business on 8 October 2009 (or such later date as the Facility Agent may agree (acting on the instructions of the Instructing Group)), this
Amendment Agreement shall terminate.

4.3           Rights of Finance Parties

Upon termination of this Amendment Agreement under Clause 4.2 (Failure to satisfy
Conditions Precedent), the outstanding indebtedness under the Original Facility Agreement shall remain governed by and be payable, guaranteed and secured in accordance with the provisions of the Original Facility Agreement, the other Finance Documents and all other related documents.

5.             Amendment Fee

The Borrower shall pay to the Facility Agent an amendment fee on the date (the
"Amendment Fee Payment Date") which is the later of (a) the Effective Date and (b) 8
October 2009, in an amount which is the aggregate of 0.45 per cent of the Loan outstanding on the Amendment Fee Payment Date. The amendment fee paid by the
Borrower under this Clause 5 shall be for the account of each Lender, pro rata to its participation in the Loan outstanding on the Amendment Fee Payment Date.

6.             Representations

6.1           Representations on the date of this Amendment Agreement

On the date of this Amendment Agreement, the Borrower makes each of the
Repeating Representations and the representations in Clauses 15.15 (Validity and admissibility in evidence), 15.17 (Filing and Stamp Taxes) and Clause 15.21 (Private and
Commercial Acts) of the Original Facility Agreement, to the Finance Parties as if each reference therein to "this Agreement", "Finance Document" or "Finance Documents"
includes a reference to this Amendment Agreement and each reference to "Security
Document" or "Security Documents" includes a reference to the Supplemental Deed,

and acknowledges that the Facility Agent has entered into this Amendment Agreement in reliance on those representations and warranties.

6.2              Representations on the Effective Date

On the Effective Date, the Borrower makes each of the Repeating Representations and the representations in Clauses 15.15 (Validity and admissibility in evidence), 15.17
(Filing and Stamp Taxes) and Clause 15.21 (Private and Commercial Acts) of the Original
Facility Agreement as amended and supplemented by this Amendment Agreement, to the
Finance Parties as if each reference therein to "this Agreement" includes a reference to the Original Facility Agreement as amended and supplemented by this Amendment
Agreement, each reference to "Security Document" or "Security Documents" includes a reference to the Micron Corporate Guarantee as amended and supplemented by the
Supplemental Deed and each reference to "Finance Document" or "Finance
Documents" includes a reference to each of the Original Facility Agreement and the
Micron Corporate Guarantee as amended and supplemented by this Amendment
Agreement and the Supplemental Deed respectively.

7.                 Confirmation

The Borrower hereby irrevocably and unconditionally confirms that the respective terms and conditions of the Original Facility Agreement, each of the Security Documents and each other Finance Document to which it is a party are and shall continue to apply and shall remain in full force and effect and binding on it, and that all of the Security expressed to be created by each of the Security Documents to which it is a party are and shall continue in full force and effect, notwithstanding the provisions of this Amendment
Agreement or the performance or non-performance by any person of any of its obligations under the Original Facility Agreement (as amended and supplemented by this Amendment
Agreement), any of the Security Documents or any other Finance Document.

8.                Expenses and Stamp Duty

The Borrower shall:

8.1.1        from time to time on demand of the Facility Agent, reimburse the Facility Agent, the Security Trustee and each of the Original Mandated Lead Arrangers for all reasonable costs and expenses (including but not limited to legal and documentation fees), together with any GST thereon incurred by it in connection with the negotiation, preparation and execution of this Amendment Agreement and any other document referred to in this Amendment Agreement; and

8.1.2        pay all stamp, registration and other taxes to which this Amendment Agreement or any other document referred to in this Amendment Agreement is subject and shall, from time to time on demand of the Facility Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

9.                 Counterparts

This Amendment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

10.               Governing Law

This Amendment Agreement shall be governed by Singapore law.

11.               Jurisdiction

11.1             Singapore Courts

The courts of Singapore have jurisdiction to settle any dispute (a "Dispute") arising out of or in connection with this Amendment Agreement (including a dispute regarding the existence, validity or termination of this Amendment Agreement or the consequences of its nullity).

11.2             Convenient Forum

The Borrower waives any objection it might now or hereafter have to the courts referred to in Clause 11.1 (Singapore Courts) being nominated to settle Disputes and accordingly, agrees that they will not argue to the contrary.

    11.3             Non-exclusive Jurisdiction

The submission to the jurisdiction of the courts referred to in Clause 11.1 shall not (and shall not be construed so as to) limit the right of each of the Finance Parties to take proceedings against the Borrower or, the Borrower to take proceedings against the
Finance Parties or any one or more of them or any other party, in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

    This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.

Schedule

- Conditions Precedent

1.            Corporate Authorisations

1.1          A copy of the constitutional documents of each of the Borrower and Micron, certified true by a duly authorised officer of the relevant Obligor (unless the relevant Obligor certifies and confirms to the Facility Agent that each of the copies of its constitutional documents already delivered to, and held by, the Facility Agent are up-to-date copies of its constitutional documents).

1.2          A copy or an extract of the resolution of the board of directors of each of the Borrower and
 Micron approving the execution, delivery and performance of this Amendment Agreement or, as the case may be, the Supplemental Deed, and the terms and conditions thereof and authorising a named person or persons to sign such document and any documents to be delivered pursuant thereto, certified true by a duly authorised officer of the relevant
 Obligor.

1.3          A certificate of a duly authorised officer of each of the Borrower and Micron setting out the names and signatures of the persons authorised to sign, on behalf of that Obligor, this
                Amendment Agreement or, as the case may be, the Supplemental Deed and any documents to be delivered pursuant thereto.

1.4          A certificate as to the existence and good standing of Micron from the appropriate governmental authorities in the State of Delaware, The United States of America.

2.           Authorisations and Consents

A copy, certified as true by and on behalf each Obligor, of each such licence, approval, registration or declaration as is, in the opinion of counsel to the Finance Parties, necessary to render each of this Amendment Agreement and the Supplemental Deed legal, valid, binding and enforceable on the relevant Obligor and admissible in evidence in any applicable jurisdiction and enable each of the parties to such documents to perform its obligations thereunder (or, if the Facility Agent so requires, confirmation by a duly authorised officer of the relevant Obligor that no such documents are required).

3.            Supplemental Documents

3.1          Each of this Amendment Agreement and the Supplemental Deed, duly executed by each party thereto and, where appropriate, duly stamped and presented for registration with all appropriate authorities.

3.2          Evidence of the acceptance of the appointment of the process agent referred to in the
    Supplemental Deed.

4.            Opinions

4.1          A legal opinion from Allen & Gledhill, Singapore counsel to the Finance Parties.

4.2          A legal opinion from Moffatt, Thomas, Barrett, Rock & Fields, Chartered, U.S. legal counsel to Micron.

-  7-

5.           Costs and Expenses

  Evidence that the fees, costs and expenses then due from the Borrower pursuant to
  Clause 8 (Expenses and Stamp Duty) have been paid.

In witness whereof this Amendment Agreement has been entered into on the date stated at the beginning.

The Borrower

TECH SEMICONDUCTOR SINGAPORE PTE. LTD.

By:  /s/ Lee Kok Choy

The Facility Agent

CITICORP INVESTMENT BANK (SINGAPORE) LIMITED

By:  /s/ Rebecca Yung